RYDEX SERIES FUNDS

Supplement dated May 28, 2010 to the
Rydex Series Funds Statement of Additional Information, dated August 1, 2009, and all supplements thereto, related to the
Investor2 Class Shares of the
U.S. Government Money Market Fund

This Supplement provides new and additional information beyond that contained in the Rydex Series Funds Statement of Additional Information related to the Investor2 Class Shares of the  U.S. Government Money Market Fund dated August 1, 2009 (the “SAI”) and should be read in conjunction with the SAI.

This supplement describes changes effective May 28, 2010, to the U.S. Government Money Market Fund Investor2 Class Shares (the “Fund”) that you should consider before investing.

1.
In the section titled “Investment Policies, Techniques and Risk Factors” and under the heading “Illiquid Securities” on page 2, the second and third sentences of the first paragraph have been updated as follows:

The Fund will not invest more than 5% of its net assets in illiquid securities.  If the percentage of the Fund’s net assets invested in illiquid securities exceeds 5% due to market activity, the Fund will take appropriate measure to reduce its holding of illiquid securities.

2.	Under the section titled “Determination of Net Asset Value” the fourth full paragraph, on page 28, has been updated as follows:

The Fund’s use of the amortized cost method is permitted pursuant to Rule 2a-7 under the 1940 Act (the “Rule”).  The Rule requires that the Fund limit its investments to U.S. Dollar-denominated instruments that meet the Rule’s quality, maturity and diversification requirements.  The Rule also requires the Fund to maintain a dollar-weighted average portfolio maturity of not more than sixty days and precludes the purchase of any instrument with a remaining maturity of more than thirteen months.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.